SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for June 22, 1999, shareholders of the Fund will be asked to approve a proposal to change the investment management fee for the Fund, which is currently calculated by adding a group fee to a specific fee, to a new specific fee at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.



To be attached to the cover page of the Class A and Class Y Prospectus of:

     United Municipal Bond Fund, Inc. dated January 31, 1999
     United Municipal High Income Fund, Inc. dated January 31, 1999

This Supplement is dated March 4, 1999.

NUS 2100F